                                                                    EXHIBIT 10.3


                                 AMENDMENT NO. 1


         AMENDMENT NO. 1 (this "Amendment"), dated as of May 30, 2003, to that certain Credit Agreement, dated as of October 12, 2001 (the "Credit Agreement"; capitalized terms used herein and not defined shall have the meanings set forth in the Credit Agreement), among DEVON ENERGY CORPORATION ("US Borrower"), DEVON FINANCING CORPORATION, U.L.C. ("Canadian Borrower" and, together with US Borrower, the "Borrowers"), UBS AG, STAMFORD BRANCH, as Administrative Agent (the "Administrative Agent"), and the lenders from time to time party thereto.

                              W I T N E S S E T H:

         WHEREAS, subsection 10.1 of the Credit Agreement permits the Credit Agreement to be amended from time to time;

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION ONE. Amendments.

         (a) Unrestricted Subsidiaries. (i) The first sentence of the definition of "Unrestricted Subsidiary" in Section 2.1 of the Credit Agreement shall be replaced in its entirety with the following:

                  "Unrestricted Subsidiary" means any corporation, association, partnership, limited liability company, joint venture, or other business or corporate entity, enterprise or organization (a) which is listed below in this definition, or (b) in which US Borrower did not own an interest (directly or indirectly) as of the Closing Date, which thereafter became a Subsidiary of US Borrower and which, within 90 days after becoming a Subsidiary of US Borrower, was designated as an Unrestricted Subsidiary by US Borrower to Administrative Agent; provided that (i) in the event any such Subsidiary becomes a Material Subsidiary at any time, such Subsidiary shall cease to be an Unrestricted Subsidiary at such time and shall automatically become a Restricted Subsidiary and (ii) US Borrower may, from time to time, designate any Unrestricted Subsidiary as a Restricted Subsidiary by a written notice to Administrative Agent signed by the Senior Vice President--Finance, the Senior Vice President, Corporate Finance and Development, the Vice President--Corporate Finance, the Treasurer or the Vice President--Accounting of US Borrower, which notice shall certify the following conditions precedent: (1) after giving effect to such conversion, all representations and warranties in any Loan Document applicable

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                                      -2-

         to such Subsidiary shall be true in all material respects on and as of such date as if made on and as of the date of such conversion (except to the extent that the facts upon which such representations are based have been changed by the extension of credit hereunder), and (2) after giving effect to such conversion, no Default or Event of Default shall occur solely as a result of such conversion."

                  (ii) The following additional Subsidiaries of US Borrower shall be designated as Unrestricted Subsidiaries in the definition of "Unrestricted Subsidiary":

        (147)    308819 Alberta Ltd.
        (148)    Amax Petroleum of Canada Inc.
        (149)    Anderson Exploration Inc.
        (150)    Home Oil Company Limited
        (151)    382817 Alberta Ltd.
        (152)    2861259 Canada Inc.
        (153)    Bridger Petroleum Corporation
        (154)    Devon ARL Corporation
        (155)    Home Hydrocarbons Inc.
        (156)    Home Oil Resources Ltd.
        (157)    Independent Pipe Line Company
        (158)    Numac Energy Inc.
        (159)    Plains Petroleums Limited
        (160)    Scurry Rainbow Oil (Sask) Ltd.
        (161)    The Winnipeg Western Land Corporation Limited
        (162)    Numac Energy (Cenako) Inc.
        (163)    Numac Energy (US) Inc.
        (164)    Smart On Resources Inc.
        (165)    DEC Operating, Inc.
        (166)    Devon Gas Corporation
        (167)    Devon MND Service, Inc.
        (168)    Mitchell Resorts, Inc.
        (169)    MND Exploration & Production, Inc.
        (170)    The Woodlands Venture Capital Company
        (171)    Acacia Natural Gas Corporation
        (172)    Devon Gas Operating, Inc.
        (173)    Devon Louisiana Gas Services, Inc.
        (174)    MND Gas Services L.L.C.
        (175)    Southwestern Gas Pipeline, Inc.
        (176)    Louisiana Chalk Gathering System



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        (177)    Louisiana Chalk Marketing Services
        (178)    Devon Gas Services L.P.
        (179)    Belvieu Environmental Fuels
        (180)    Gulf Coast Fractionators
        (181)    Big Sky Gas Marketing Corporation
        (182)    CJSC Tatex
        (183)    Energy Arrow Exploration, L.L.C.
        (184)    GAJH 1989 Limited Partnership
        (185)    Global Natural Resources Inc.
        (186)    Havre Pipeline Co. L.L.C.
        (187)    Indonesian Trust Asset (Held Directly in OIL)
        (188)    Lion G.P.I. Corporation
        (189)    Ocean Angola Corporation
        (190)    Ocean Angola (Ten), Ltd.
        (191)    Ocean Angola (Twenty-Four), Ltd.
        (192)    Ocean Brazil Santos Limiteda
        (193)    Ocean (CI-01) Corporation
        (194)    Ocean (CI-02) Corporation
        (195)    Ocean (CI-105), Ltd.
        (196)    Ocean (Cote d'Ivoire), Ltd.
        (197)    Ocean East Zeit Petroleum, Ltd.
        (198)    Ocean (Egypt) East Beni Suef, Ltd.
        (199)    Ocean (Egypt), Ltd.
        (200)    Ocean Energy (Argentina), Inc.
        (201)    Ocean Energy International, LLC
        (202)    Ocean Energy Limiteda
        (203)    Ocean Energy Nigeria Limited
        (204)    Ocean Energy (242) Limited
        (205)    Ocean Equatorial Guinea Corporation
        (206)    Ocean Field Services Company
        (207)    Ocean International Holdings, Ltd.
        (208)    Ocean International, Ltd.
        (209)    Ocean Khalique El Zeit, Ltd
        (210)    Ocean North Zeit Bay, Ltd.
        (211)    Ocean Offshore, Ltd.
        (212)    Ocean Pakistan, Ltd.
        (213)    Ocean Permian, LLC
        (214)    Ocean Ras Abu Darag, Ltd.
        (215)    Ocean SW Gebel El-Zeit, Ltd.
        (216)    Ocean South East July, Ltd.
        (217)    Ocean Syria (Block 26), Ltd.
        (218)    Ocean WAG Petroleum Ltd.

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                                      -4-


        (219)    Ocean Yemen Corporation
        (220)    Orion 1981 Drilling Fund Ltd. - Variable Interest
        (221)    Seagull Marketing Services, Inc.
        (222)    Seagull Pipeline & Marketing, Inc.
        (223)    Seagull Series 1995 Trust Delaware Partnership 1%
        (224)    Texneft Inc.
        (225)    Thousand Oaks Development Corp. J.V.
        (226)    DEC Capital S.A.R.L.
        (227)    DEC Second Capital S.A.R.L.
        (228)    Devon AOG Corporation
        (229)    Devon Energy Angola, Ltd.
        (230)    Devon Energy Charitable Foundation
        (231)    Devon Energy Eurasia, Ltd.
        (232)    Devon Energy West Africa, Ltd.
        (233)    Pivotal Funding Company L.P.
        (234)    Tall Grass Gas Services
        (235)    Devon Energy Ghana Holdings, Ltd.
        (236)    Devon Exploration do Brazil Ltda.
        (237)    Devon Financing Trust II
        (238)    Santa Fe Energy Trust
        (239)    SFER (Barbados) Ltd."

         (b) Section 7.1(a). Section 7.1(a) of the Credit Agreement shall be replaced in its entirety with the following:

                  "(a) (i) with respect to Canadian Borrower, (A) its Obligations hereunder and (B) so long as the Devon Financing Guaranty is in effect, (1) the Indebtedness in respect of the Devon Financing Debentures and the Devon Financing Guaranty and (2) guaranties by the Canadian Borrower of Indebtedness of the US Borrower which is otherwise permitted to be incurred by the US Borrower in accordance with this Agreement; and

                       (ii) with respect to any Restricted Subsidiary that assumes the payment obligations of the Canadian Borrower under the Devon Financing Debentures or otherwise becomes liable for such payment obligations to the holders thereof, so long as such Restricted Subsidiary has executed and delivered to the Administrative Agent for the benefit of the Lender Parties a guaranty in form substantially similar to the Devon Financing Guaranty and only so long as such guaranty is in full force and effect, (A) Indebtedness in respect of such obligations and (B) guaranties by such Restricted Subsidiary of Indebtedness of the US Borrower or the Canadian Borrower which is otherwise permitted to be incurred by the US Borrower or the Canadian Borrower in accordance

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                                      -5-


         with this Agreement to the extent US Borrower is in compliance with
         Section 7.7 at the time such guaranty is delivered."

         (c) Section 7.4(a). Section 7.4(a) of the Credit Agreement shall be replaced in its entirety with the following:

                  "(a) No Restricted Subsidiary of US Borrower will issue any additional shares of its capital stock, additional partnership interests or other securities or any options, warrants or other rights to acquire such additional shares, partnership interests or other securities except to US Borrower or another Restricted Person which is a wholly-owned direct or indirect Subsidiary of US Borrower unless (i) such securities are being issued to acquire a business, directly or indirectly through the use of the proceeds of such issuance, and (ii) such securities are convertible into the common or similar securities of US Borrower and/or may be redeemed in cash at the option of the Restricted Person that issued such securities. Notwithstanding the foregoing, this Section 7.4 shall not prohibit any transaction permitted pursuant to Section 7.4 of the Existing US Credit Facility as in effect on the date hereof whether or not terminated."

         (d) Section 10.20. A new Section 10.20 shall be added to the Credit Agreement by adding the following language

                  "Section 10.20 Authorizations. Certificates and/or notices referred to in the definition of "Disclosure Report" and Sections 6.2(a) and (b) hereof which may be signed by the Senior Vice President
         - Finance of US Borrower are permitted to be signed by the Senior Vice President - Finance, Senior Vice President - Corporate Finance and Development or the Vice President - Corporate Finance without violating any of the aforementioned requirements."

         SECTION TWO. Conditions to Effectiveness. This Amendment shall become effective as of the date (the "Effective Date") when, and only when, the Administrative Agent shall have received counterparts of this Amendment executed by the Borrowers and the Required Lenders. The effectiveness of this Amendment (other than Sections Five, Six and Seven hereof) is conditioned upon the accuracy of the representations and warranties set forth in Section Three hereof.

         SECTION THREE. Representations and Warranties. In order to induce the Lenders and the Agents to enter into this Amendment, the Borrower represents and warrants to each of the Lenders and the Agents that after giving effect to this Amendment, and both before and after giving effect to transactions contemplated by this Amendment

                  (a) no Default or Event of Default has occurred and is continuing;


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                                      -6-


                  (b) all of the representations and warranties in the Credit Agreement are true and complete in all material respects on and as of the date hereof as if made on the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date);

                  (c) the Subsidiaries identified as "Unrestricted Subsidiaries" under the Credit Agreement immediately after giving effect to this Amendment will be identical to the list of "Unrestricted Subsidiaries" under the Amended and Restated US Credit Agreement dated as of June 7, 2002, among US Borrower, Canadian Borrower, Bank of America, N.A., as Administrative Agent, and the lenders from time to time party thereto, as amended by the First Amendment thereto; and

                  (d) no Unrestricted Subsidiary is a Material Subsidiary.

         SECTION FOUR. Reference to and Effect on the Credit Agreement and the Notes. On and after the Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring the Credit Agreement, and each reference in the Notes and each of the Loan Documents to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment. The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

         SECTION FIVE. Costs, Expenses and Taxes. Borrower agrees to pay all reasonable out-of-pocket costs and expenses of the Agents in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the reasonable fees and expenses of Cahill Gordon & Reindel LLP, counsel to the Lenders) in accordance with the terms of subsection 10.4(a) of the Credit Agreement.

         SECTION SIX. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

         SECTION SEVEN. Governing Law. THIS AMENDMENT SHALL BE DEEMED A CONTRACT AND INSTRUMENT MADE UNDER THE LAWS OF THE

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                                      -7-


STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND THE LAWS OF THE UNITED STATES OF AMERICA.

                            [Signature Pages Follow]


                            DEVON ENERGY CORPORATION


                            By: /s/ Brian J. Jennings
                               -------------------------------------------------
                               Name:  Brian J. Jennings
                               Title: Senior Vice President


                            DEVON FINANCING CORPORATION, U.L.C.


                            By: /s/ Brian J. Jennings
                               -------------------------------------------------
                               Name:  Brian J. Jennings
                               Title: Senior Vice President


                            UBS AG, STAMFORD BRANCH,
                            as Administrative Agent & Lender


                            By: /s/ Robert Reuter
                               -------------------------------------------------
                               Name:  Robert Reuter
                               Title: Executive Director


                            By: /s/ Lynn B. Alfarone
                               -------------------------------------------------
                               Name:  Lynn B. Alfarone
                               Title: Associate Director
                                      Banking Products Services, US


                            ABN AMRO BANK, N.V.


                            By: /s/ Frank R. Russo, Jr.
                               -------------------------------------------------
                               Name:  Frank R. Russo, Jr.
                               Title: Group Vice President


                            By: /s/ Quandra L. Kelley
                               -------------------------------------------------
                               Name:  Quandra L. Kelley
                               Title: Assistant Vice President

                                               BANCO ESPIRITO SANTOS, S.A.

                                               By:  /s/ Andrew M. Orsen
                                                    -----------------------
                                                    Name:  Andrew M. Orsen
                                                    Title: Vice President


                                               By:  /s/ Terry R. Hull
                                                    -----------------------
                                                    Name:  Terry R. Hull
                                                    Title: Senior Vice President



                                               BANK OF AMERICA, N.A.,
                                               as Syndication Agent and Lender


                                               By:  /s/ Richard L. Stein
                                                    ----------------------------
                                                    Name:  Richard L. Stein
                                                    Title: Principal



                                               THE BANK OF NEW YORK


                                               By:  /s/ Peter W. Keller
                                                    ----------------------------
                                                    Name:  Peter W. Keller
                                                    Title: Vice President



                                               Citibank, N.A.

                                               By:  /s/ Todd J. Mogil
                                                    ----------------------------
                                                    Name:  Todd J. Mogil
                                                    Title: Attorney-in-fact

                                             Credit Suisse First Boston


                                             By:  /s/ James Moran
                                                  -----------------------
                                                  Name:  James Moran
                                                  Title: Director



                                             Den norske Bank ASA


                                             By:  /s/ Nils Fykse
                                                  ----------------------------
                                                  Name:  Nils Fykse
                                                  Title: Senior Vice President


                                             By:  /s/ Stig Kristiansen
                                                  -----------------------
                                                  Name:  Stig Kristiansen
                                                  Title: Vice President



                                             DEUTSCHE BANK AG NEW YORK
                                             BRANCH


                                             By:  /s/ Philippe Sandmeier
                                                  ----------------------------
                                                  Name:  Philippe Sandmeier
                                                  Title: Director


                                             By:  /s/ Oliver Riedinger
                                                  -----------------------
                                                  Name:  Oliver Riedinger
                                                  Title: Vice President




                                             JPMorgan Chase Bank


                                             By:  /s/ Russell A. Johnson
                                                  ----------------------------
                                                  Name:  Russell A. Johnson
                                                  Title: Vice President




                                             Wachovia Bank, National Association


                                             By:  /s/ Russell Clingman
                                                  ----------------------------
                                                  Name:  Russell Clingman
                                                  Title: Director